UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SSD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation of Bylaws: Change in Fiscal Year.

On March 8, 2023, the Board of Directors (the “Board”) of Simpson Manufacturing Co., Inc. (the “Company”) approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”) of the Company, which became immediately effective, to address the universal proxy rules recently adopted by the Securities and Exchange Commission.

The Amended and Restated Bylaws provide, among other things, (i) that stockholders must comply with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) that stockholders must include in an advance notice of a director nomination, among other things, a representation as to such stockholder’s intention to solicit proxies in support of any director nominee other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act, (iii) that, if any stockholder provides notice of intent to solicit proxies pursuant to Rule 14a-19 under the Exchange Act, such stockholder must provide (a) prompt notice to the Company if such stockholder fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act and (b) upon request by the Company, no later than five business days prior to the applicable meeting, evidence that such stockholder has met the requirements of Rule 14a-19(a)(3) under the Exchange Act, (iv) that a stockholder’s nomination will be deemed null and void if such stockholder does not comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act or does not timely provide reasonable evidence sufficient to satisfy the Company that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act and the Company shall disregard proxies or votes solicited for such stockholders’ nominee(s), and (vi) make certain administrative and clarifying changes. The Amended and Restated Bylaws also provide that the white color proxy card is reserved for exclusive use by the Company.

The foregoing is a summary of the terms of the Amended and Restated Bylaws. The summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference. Additionally, a copy of the Amended and Restated Bylaws, marked to show changes to the former Bylaws, is included as Exhibit 3.1.1 hereto.

Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Simpson Manufacturing Co., Inc.
3.1.1	Amended and Restated Bylaws of Simpson Manufacturing Co., Inc. (marked to show changes to former Bylaws)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	March 14, 2023	By	/s/ Brian J. Magstadt
Brian J. Magstadt
Chief Financial Officer

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